MONTHLY SERVICER'S CERTIFICATE

                                                 CARMAX AUTO SUPERSTORES, INC.
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                                                  CARMAX AUTO OWNER TRUST
                                                       SERIES 2003-1
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  Collection Period                                                                                      02/01/04-02/29/04
  Determination Date                                                                                              3/9/2004
  Distribution Date                                                                                              3/15/2004


  Pool Balance
  ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                            $    362,761,479.08

     2 .  Collections allocable to Principal                                                           $     12,865,195.03

     3 .  Purchase Amount allocable to Principal                                                       $              0.00

     4 .  Defaulted Receivables                                                                        $        311,833.02

                                                                                                          -----------------
     5 .  Pool Balance on the close of the last day of the Collection Period                           $    349,584,451.03
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                         $    506,963,081.52

                                                                                   Beginning                    End
     7 .  Note Balances                                                            of Period                 of Period
                                                                            -----------------------------------------------

          a.Class A-1 Note Balance                                          $               0.00      $               0.00
          b.Class A-2 Note Balance                                          $     100,220,294.19      $      88,690,394.65
          c.Class A-3 Note Balance                                          $     119,000,000.00      $     119,000,000.00
          d.Class A-4 Note Balance                                          $      98,196,000.00      $      98,196,000.00
          e.Class B Note Balance                                            $      29,020,918.33      $      27,966,756.08
          f.Class C Note Balance                                            $      10,882,844.37      $      10,487,533.53
                                                                                -----------------         -----------------
          g.Note Balance (sum a - f)                                        $     357,320,056.89      $     344,340,684.26

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                                 0.0000000                 0.0000000
          b.Class A-2 Note Pool Factor                                                 0.8082282                 0.7152451
          c.Class A-3 Note Pool Factor                                                 1.0000000                 1.0000000
          d.Class A-4 Note Pool Factor                                                 1.0000000                 1.0000000
          e.Class B Note Pool Factor                                                   0.7155412                 0.6895497
          f.Class C Note Pool Factor                                                   0.7155529                 0.6895610
                                                                                -----------------         -----------------
          g.Note Pool Factor                                                           0.7048247                 0.6792225

     9 .  Overcollateralization Target Amount                                                          $      5,243,766.77

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                           $      5,243,766.77

    11 .  Weighted Average Coupon                                                                      %             8.66%

    12 .  Weighted Average Original Term                                                              months         60.49

    13 .  Weighted Average Remaining Term                                                             months         46.69

  Collections
  -----------

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                    $      2,596,229.88
          b.Liquidation Proceeds allocable to Finance Charge                                           $            119.78
          c.Purchase Amount allocable to Finance Charge                                                $              0.00
                                                                                                          -----------------
          d.Available Finance Charge Collections (sum a - c)                                           $      2,596,349.66

    15 .  Principal:
          a.Collections allocable to Principal                                                         $     12,865,195.03
          b.Liquidation Proceeds allocable to Principal                                                $         69,157.00
          c.Purchase Amount allocable to Principal                                                     $              0.00
                                                                                                          -----------------
          d.Available Principal Collections (sum a - c)                                                $     12,934,352.03

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                   $     15,530,701.69

    17 .  Interest Income from Collection Account                                                      $          6,807.37

    18 .  Simple Interest Advances                                                                     $              0.00

                                                                                                          -----------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                   $     15,537,509.06

  Required Payment Amount
  -----------------------

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                      $        302,301.23
          b.Amount Unpaid from Prior Months                                                            $              0.00
          c.Amount Paid                                                                                $        302,301.23
                                                                                                          -----------------
          d.Shortfall Amount (a + b - c)                                                               $              0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                 $              0.00
          b.Additional Note Interest related to Class A-1 Monthly Interest                             $              0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest             $              0.00
                                                                                                          -----------------
          d.Total Class A-1 Note Interest (sum a - c)                                                  $              0.00

          e.Class A-2 Monthly Interest                                                                 $        102,725.80
          f.Additional Note Interest related to Class A-2 Monthly Interest                             $              0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest             $              0.00
                                                                                                          -----------------
          h.Total Class A-2 Note Interest (sum e-g)                                                    $        102,725.80

          i.Class A-3 Monthly Interest                                                                 $        159,658.33
          j.Additional Note Interest related to Class A-3 Monthly Interest                             $              0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest             $              0.00
                                                                                                          -----------------
          l.Total Class A-3 Note Interest (sum i-k)                                                    $        159,658.33

          m.Class A-4 Monthly Interest                                                                 $        176,752.80
          n.Additional Note Interest related to Class A-4 Monthly Interest                             $              0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest             $              0.00
                                                                                                          -----------------
          p.Total Class A-4 Note Interest (sum m-o)                                                    $        176,752.80

    22 .  Priority Principal Distributable Amount                                                      $              0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a.Class B Monthly Interest                                                                   $         50,061.08
          b.Additional Note Interest related to Class B Monthly Interest                               $              0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest               $              0.00
                                                                                                          -----------------
          d.Total Class B Note Interest (sum a-c)                                                      $         50,061.08

          e.Class C Monthly Interest                                                                   $         28,930.23
          f.Additional Note Interest related to Class C Monthly Interest                               $              0.00
          g.Interest Due on Additional Note Interest related to Class C Monthly Interest               $              0.00
                                                                                                          -----------------
          h.Total Class C Note Interest (sum e-g)                                                      $         28,930.23

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                                 $        820,429.47

    25 .  Regular Principal Distributable Amount                                                       $     12,979,372.63

    26 .  Unreimbursed Servicer Advances                                                               $              0.00

  Available Funds
  ---------------

    27 .  Available Collections                                                                        $     15,537,509.06

    28 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------

    29 .  Available Funds                                                                              $     15,537,509.06

  Collection Account Activity
  ---------------------------

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                         $      2,596,349.66
          b.Total Daily Deposits of Principal Collections                                              $     12,934,352.03
          c.Withdrawal from Reserve Account                                                            $              0.00
          d.Interest Income                                                                            $          6,807.37
                                                                                                          -----------------
          e.Total Deposits to Collection Account (sum a - d)                                           $     15,537,509.06

    31 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                           $        302,301.23
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                        $     13,497,500.87
          c.Deposit to Reserve Account                                                                 $              0.00
          d.Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)     $      1,737,706.96
                                                                                                          -----------------
          e.Total Withdrawals from Collection Account(sum a - d)                                       $     15,537,509.06

  Note Payment Account Activity
  -----------------------------

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                            $              0.00
          b.Class A-2 Interest Distribution                                                            $        102,725.80
          c.Class A-3 Interest Distribution                                                            $        159,658.33
          d.Class A-4 Interest Distribution                                                            $        176,752.80
          e.Class B Interest Distribution                                                              $         50,061.08
          f.Class C Interest Distribution                                                              $         28,930.23

          g.Class A-1 Principal Distribution                                                           $              0.00
          h.Class A-2 Principal Distribution                                                           $     11,529,899.54
          i.Class A-3 Principal Distribution                                                           $              0.00
          j.Class A-4 Principal Distribution                                                           $              0.00
          k.Class B Principal Distribution                                                             $      1,054,162.25
          l.Class C Principal Distribution                                                             $        395,310.84
                                                                                                          -----------------

          m.Total Deposits to Note Payment Account (sum a - l)                                         $     13,497,500.87

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                     $              0.00
          b.Class A-2 Distribution                                                                     $     11,632,625.34
          c.Class A-3 Distribution                                                                     $        159,658.33
          d.Class A-4 Distribution                                                                     $        176,752.80
          e.Class B Distribution                                                                       $      1,104,223.33
          f.Class C Distribution                                                                       $        424,241.07
                                                                                                          -----------------
          g.Total Withdrawals from Note Payment Account (sum a - f)                                    $     13,497,500.87

  Certificate Payment Account Activity
  ------------------------------------

    34 .  Deposits
          a.Excess Funds                                                                               $      1,737,706.96
          b.Reserve Account surplus                                                                    $          1,206.29
                                                                                                          -----------------
          c.Total Deposits to Certificate Payment Account (sum a - b)                                  $      1,738,913.25

    35 .  Withdrawals
          a.Certificateholder Distribution                                                             $      1,738,913.25
                                                                                                          -----------------
          b.Total Withdrawals from Certificate Payment Account                                         $      1,738,913.25

  Required Reserve Account Amount
  -------------------------------

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                            $      2,534,815.41
          b.  Note Balance                                                                             $    344,340,684.26

    37 .  Required Reserve Account Amount                                                              $      2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 .  Beginning Balance (as of Preceding Distribution Date)                                        $      2,534,815.41
    39 .  Investment Earnings                                                                          $          1,206.29
    40 .  Reserve Account Draw Amount                                                                  $              0.00
                                                                                                          -----------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                 $      2,536,021.70
    42 .  Deposit from Excess Available Funds                                                          $              0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                 $          1,206.29
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                          $      2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                     $              0.00

  Instructions to the Trustee
  ---------------------------

    46 .  Amount to be deposited from the Reserve Account into the Collection Account                  $              0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                    $        302,301.23
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account             $     13,497,500.87
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account      $      1,737,706.96
    50 .  Amount to be deposited from the Collection Account into the Reserve Account                  $              0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
          Required Reserve Amount                                                                      $          1,206.29
    52 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $              0.00
    53 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $     11,632,625.34
    54 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $        159,658.33
    55 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $        176,752.80
    56 .  Amount to be paid to Class B Noteholders from the Note Payment Account                       $      1,104,223.33
    57 .  Amount to be paid to Class C Noteholders from the Note Payment Account                       $        424,241.07
    58 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect
          to Excess Funds and Reserve Account surplus                                                  $      1,738,913.25

  Net Loss and Delinquency Activity
  ---------------------------------

    59 .  Net Losses with respect to preceding Collection Period                                       $        242,556.24

    60 .  Cumulative Net Losses                                                                        $      1,934,760.95

    61 .  Cumulative Net Loss Percentage                                                                      0.3816%

    62 .  Delinquency Analysis                                                     Number of                 Principal
                                                                                     Loans                    Balance
                                                                            -----------------------------------------------

          a.31 to 60 days past due                                                    319              $      2,829,384.90
          b.61 to 90 days past due                                                    104              $        818,071.82
          c.91 or more days past due                                                   57              $        514,888.96
                                                                            -----------------------------------------------
          d.Total (sum a - c)                                                         480                     4,162,345.68



  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on March 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ==========================================================================
  As Servicer

  By:            /s/ Keith D. Browning
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  Name:          Keith D. Browning
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  Title:         Executive Vice President and Chief Financial Officer
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